POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, John C. East, Jon
A. Anderson and David L. Van De Hey his/her attorneys-in-fact, each with the power of substitution, for him/her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his/her substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


        Signature                       Title                        Date
--------------------------  -------------------------------    -----------------
     /s/ John C. East       President and Chief Executive
--------------------------  Officer (Principal Executive
      (John C. East)        Officer) and Director              November 16, 2005



   /s/ Jon A. Anderson      Vice President of Finance and
--------------------------  Chief Financial Officer
    (Jon A. Anderson)       (Principal Financial and
                            Accounting Officer)                November 16, 2005


  /s/ James R. Fiebiger
--------------------------
   (James R. Fiebiger)      Director                           November 16, 2005


  /s/ Jacob S. Jacobsson
--------------------------
   (Jacob S. Jacobsson)     Director                           November 16, 2005


  /s/ J. Daniel McCranie
--------------------------
   (J. Daniel McCranie)     Director                           November 16, 2005


   /s/ Henry L. Perret
--------------------------
    (Henry L. Perret)       Director                           November 16, 2005


  /s/ Robert G. Spencer
--------------------------
   (Robert G. Spencer)      Director                           November 16, 2005